UNAUDITED PRO FORMA COMBINED STATEMENTS OF OPERATIONS
                                      AND
                  UNAUDITED PRO FORMA COMBINED BALANCE SHEET



The following unaudited pro forma combined statements of operations for the years ended December 28, 1997 and December 29, 1996 and the unaudited pro forma combined balance sheet as of December 28, 1997 gives effect to the business combination of Medix Resources, Inc. (formerly International Nursing Services, Inc.) and Cymedix Corporation effective January 7, 1998, including the related pro forma adjustments described in the notes thereto. The transaction between Medix Resources, Inc. and Cymedix Corporation has been accounted for as a combination of companies under the purchase method. The unaudited pro forma statements of operations have been prepared as if the proposed transaction occurred on January 1, 1996. The unaudited pro forma balance sheet has been prepared as if the transaction occurred on December 28, 1997. These pro forma statements are not necessarily indicative of the results of operations or the financial position as they may be in the future or as they might have been had the transaction become effective on the above mentioned date.

The pro forma combined statements of operations for the years ended December 28, 1997 and December 29, 1996 includes the results of operations of Medix Resources, Inc. and Cymedix Corporation.

The unaudited pro forma combined statements of operations and the unaudited pro forma combined balance sheet should be read in conjunction with the separate historical financial statements and notes thereto of Medix Resources, Inc. and Cymedix Corporation





          NOTES TO UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS


The following adjustments are related to the business combination between Medix Resources, Inc. (formerly International Nursing Services, Inc.) (Medix) and Cymedix Corporation.

1. Medix Resources, Inc. (Medix) acquired all of the issued and outstanding common shares of Cymedix Corporation for $2,345,000. The Series A preferred stock has all been converted into a portion of the merger
   shares issued.    To finance the acquisition, Medix issued 6,980,000 shares
   of common stock valued at $1,418,000, assumed liabilities of $604,000 and paid $323,000 in cash.

The allocation of the purchase price for purposes of the pro forma financial information has been estimated as follows:

Current  assets            $    5,000
Property  and  equipment   $   21,000
Liabilities  assumed       $ (927,000)

The preliminary excess purchase price in addition to the net liabilities assumed of $2,319,000 has been allocated to goodwill.

The weighted average number of shares reflects the 6,980,000 shares of common stock issued in the merger as if they were outstanding at January 1, 1996.

2. To reflect amortization of the $2,319,000 of acquired intangibles over 15 years.

3. No pro forma income tax effect is recognized as both Medix and Cymedix have operating loss carryforwards which are currently not likely to be realized.

4. To eliminate stock dividends on convertible preferred stock which was converted to common shares in conjunction with the merger.

5. To eliminate intercompany liabilities assumed by Medix and allocated to the purchase price.





                             MEDIX RESOURCES, INC.
    (FORMERLY INTERNATIONAL NURSING SERVICES, INC). AND CYMEDIX CORPORATION

                  UNAUDITED PRO FORMA COMBINED BALANCE SHEET
                               DECEMBER 28, 1997


                                                                Pro Forma
                                                               Adjustments
              Medix                                       ____________________
          Resources, Inc.  Cymedix, Inc.      Total        Debit        Credit
          ---------------  -------------  -----------      -----        ------



Cash        $   158,000     $     5,000   $   163,000   $      -      $     -
Accounts
 receivable,
 net          4,559,000              -      4,559,000         -            -
Notes
 receivable     491,000              -        491,000         -    (5)   298,000
Prepaid
 expenses
 and other       99,000              -         99,000         -            -
              ---------       ---------     ---------     ---------     --------

 Total
  current
  assets      5,307,000           5,000     5,312,000         -          298,000

Property
 and
 equipment,
 net            302,000          21,000       323,000         -            -

Intangibles   4,491,000              -      4,491,000 (1) 2,319,000        -

Other
 long-term
 assets          40,000              -         40,000         -            -
              ---------        --------     ---------     ---------    ---------

Total       $10,140,000       $  26,000   $10,166,000    $2,319,000    $ 298,000
             ==========        ========    ==========     =========     ========

                     Liabilities and Stockholders' Equity

Current
 portion of
 LTD        $   35,000        $      -    $    35,000    $     -       $      -
Current
 portion
 of capital
 lease
 obligations    25,000               -         25,000          -              -
Advances
 under
 financing
 arrangement 3,543,000               -      3,543,000          -              -
Accounts
 payable       649,000          127,000       776,000          -              -
Accrued
 liabilities 1,384,000          227,000     1,611,000          - (5)      25,000
Notes
 payable          -             573,000       573,000 (5)  323,000            -
             ---------         --------     ---------    ---------       -------
 Total
  current
  liabilit-
  ies       5,636,000           927,000     6,563,000 (5)  323,000        25,000
            ---------          --------     ---------     --------       -------

Stockholders'
 equity
Preferred
 stock            -             555,000       555,000 (1) 555,000             -
Common
 stock        13,000            283,000       296,000 (1) 283,000 (1)      7,000
Dividends
 payable      39,000                -          39,000         -               -
Additional
 paid-in
 capital  12,191,000                -      12,191,000         -   (1)  1,411,000
Accumulated
 (deficit)
 earnings (7,739,000)        (1,739,000)   (9,478,000)        -   (1)  1,739,000
          ----------          ---------     ---------   ---------     ----------
Total
 stockholders'
 equity    4,504,000           (901,000)    3,603,000     838,000      3,157,000
          ----------          ---------     ---------   ---------     ----------

Total    $10,140,000        $    26,000   $10,166,000  $1,161,000     $3,182,000
          ==========         ==========    ==========   =========      =========

"Unaudited Combined" column continued below.



                                  Unaudited
                                  Combined
                                ------------
Cash                              $    163,000
Accounts receivable, net          $  4,559,000
Notes recievable                       193,000
Prepaid expenses and other              99,000
                                   -----------
  Total current assets               5,014,000

Property and equipment, net            323,000

Intangibles                          6,810,000

Other long-term assets                  40,000
                                   -----------

Total                             $ 12,187,000
                                   ===========

Liabilities and Stockholders'
          Equity

Current portion of LTD            $     35,000
Current portion of capital              25,000
 lease obligations                   3,543,000
Advances under financing
 arrangement                           776,000
Accounts payable
Accrued liabilities                  1,636,000
Notes payable                          250,000
                                   -----------
  Total current liabilities          6,265,000

Stockholders' equity
 Preferred stock                          -
 Common stock                           20,000
 Dividends payable                      39,000
 Additional paid-in
  capital                           13,602,000
 Accumulated (deficit)
  earnings                          (7,739,000)
                                    ----------
   Total stockholders'
    equity                           5,922,000
                                    ----------

Total                              $12,187,000
                                    ==========

                             MEDIX RESOURCES, INC.
    (FORMERLY INTERNATIONAL NURSING SERVICES, INC). AND CYMEDIX CORPORATION


             UNAUDITED PRO FORMA COMBINED STATEMENT OF OPERATIONS
                     FOR THE YEAR ENDED DECEMBER 28, 1997


                                                                    Pro Forma
                                                                   Adjustments
                 Medix                                         _________________
             Resources, Inc.   Cymedix, Inc.      Total          Debit   Credit
             ---------------   -------------   -----------     --------  -------

Revenues       $24,875,000     $          -    $24,875,000     $     -   $    -

Direct cost
 of
 services       19,017,000                -     19,017,000           -        -
                ----------      ------------    ----------      --------  ------

Gross  margin    5,858,000                -      5,858,000           -        -

Operating
 expenses        5,670,000           563,000     6,233,000 (2)  156,000       -

Research and
 development            -            320,000       320,000           -        -

Gain  on
 sale of
 division         (422,000)               -       (422,000)          -        -
                 ---------      ------------     ---------      ---------  -----

Income (loss)
 from operations   610,000          (883,000)     (273,000)     156,000       -

Interest
 expense         1,125,000            39,000     1,164,000           -        -
                 ---------      ------------     ---------      ---------  -----

Net  loss
 before income
 taxes            (515,000)        (922,000)    (1,437,000)     156,000       -

Income  taxes           -                -             -    (3       -  (3)   -
                 ---------      -----------      ----------     ---------  -----

Net  loss         (515,000)        (922,000)    (1,437,000)     156,000       -

Preferred
 stock
 dividends        (972,000)         (29,000)      (626,000)         - (4) 29,000
                 ---------     ------------      ---------       ------   ------

Net loss
 applicable
 to common
 stockholders  $(1,487,000)      $ (951,000)    $(2,438,000)   $156,000  $29,000
                ==========        =========      ==========     =======   ======

Pro forma basic
 loss per common
 share         $      (.09)      $     (.05)    $      (.14)   $   (.01) $    -
                ==========        =========      ==========     =======   ======

Weighted average
 number of
  shares        16,848,824                -      16,828,248
                ==========        =========      ==========


"Unaudited Combined" column continued below

                                       Unaudited
                                       Combined
                                      -----------
Revenues                              $24,875,000

Direct cost of services                19,017,000

Gross margin                            5,858,000

Operating expenses                      6,389,000

Research and development                  320,000

Gain on sale of division                 (422,000)
                                      -----------

Income (loss) from operations             429,000

Interest expense                        1,164,000
                                      -----------

Net loss before income taxes            1,593,000

Income taxes                                  -
                                      -----------

Net loss                               (1,593,000)

Preferred stock dividends                (972,000)
                                       ----------

Net loss applicable to common
 stockholders                         $(2,565,000)
                                       ==========
Pro forma basic loss per
 common share                         $      (.15)
                                       ==========
Weighted average number
 of shares                             16,828,248
                                       ==========

                             MEDIX RESOURCES, INC.
    (FORMERLY INTERNATIONAL NURSING SERVICES, INC). AND CYMEDIX CORPORATION


             UNAUDITED PRO FORMA COMBINED STATEMENT OF OPERATIONS
                     FOR THE YEAR ENDED DECEMBER 29, 1996



                                                                    Pro Forma
                  Medix                                            Adjustments
                Resources                                    ___________________
              Services, Inc.   Cymedix, Inc.    Total          Debit     Credit
              --------------   -------------  ---------      --------  ---------

Revenues       $14,259,000     $         -   $14,259,000      $    -    $    -

Direct cost
 of services    10,831,000               -    10,831,000           -         -
                ----------      -----------   ----------       --------  -------

Gross  margin    3,428,000               -     3,428,000           -         -

Operating
 expenses        4,083,000         546,000     4,629,000 (2)   156,000       -

Research
 and
 development          -            238,000       238,000            -        -
                 ---------      ----------     ---------       --------  -------

Income  (loss)
 from
 operations      (655,000)       (784,000)    (1,439,000)     156,000        -

Interest
 expense          552,000          33,000        585,000            -        -
                  -------         -------      ---------      -------   --------

Net loss before
 income  taxes (1,207,000)       (817,000)    (2,024,000)     156,000        -

Income  taxes          -              -               -  (3)       -  (3)    -
               ----------         --------     ---------      -------    -------

Net  loss      (1,207,000)       (817,000)    (2,024,000)     156,000         -

Preferred
 stock
 dividends     (1,388,000)            -       (1,338,000)          -          -
                ---------         -------      ---------      -------    -------

Net loss
 applicable to
 common
 stockholders $(2,595,000)      $(817,000)   $(3,412,000)  $ 156,000     $    -
               ==========        ========     ==========    ========      ======

Pro forma
 basic loss
 per common
 share        $     (.23)       $    (.07)   $      (.30)  $    (.01)    $    -
               =========         ========     ==========    ========      ======

Weighted
 average
 number of
 shares       11,497,111                      11,491,111
              ==========                      ==========


"Combined" column continued below.

                                           Combined
                                           --------
Revenues                                   $14,259,000

Direct cost of services                     10,831,000
                                            ----------

Gross margin                                 3,428,000

Operating expenses                           4,785,000

Research and development                       238,000
                                            ----------

Income (loss) from operations               (1,595,000)

Interest expense                               585,000
                                             ---------

Net loss before income taxes                 2,180,000

Income taxes                                       -
                                             ---------

Net loss                                    (2,180,000)

Preferred stock dividends                   (1,388,000)
                                             ---------

Net loss applicable to
 common stockholders                       $(3,568,000)
                                            ==========

Pro forma basic loss per
 common share                              $      (.31)
                                            ==========

Weighted average number
 of shares                                  11,497,111
                                            ==========